Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to Annual Report of Hitek Global Inc. (the “Company”) on Form 20-F for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Amended Report”), I, Xiaoyang Huang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 21, 2023

By:	/s/ Xiaoyang Huang
	Name:	Xiaoyang Huang
	Title:	Chief Executive Officer